UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 25, 2026

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania		1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

525 William Penn Place
Suite 3300
Pittsburgh,	Pennsylvania		15219

(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8000

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Capital Stock, par value $1.25 per share	KMT	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On June 30, 2026, the Board of Directors (the “Board”) of Kennametal Inc. (the “Company” or “Kennametal”) announced the appointment of Amanda Cole to serve as Vice President and Chief Human Resources Officer of the Company effective July 21, 2026. Ms. Cole will report to Kennametal President and Chief Executive Officer, Sanjay Chowbey.
Ms. Cole succeeds Ms. Judith Bacchus, the Company’s current Vice President and Chief Administrative Officer, who has served in this role and that of Vice President and Chief Human Resources Officer since June 1, 2011. Ms. Bacchus will remain employed by the Company as Vice President and Chief Administrative Officer until her retirement on or about October 1, 2026.
Ms. Cole, age 46, joins Kennametal from Wesco International, Inc. (“Wesco”) (NYSE: WCC), a leading provider of business-to-business distribution, logistics services and supply chain solutions. Ms. Cole served as Vice President of Human Resources, Electrical & Electronic Solutions Business and IT & Digital Functions at Wesco from 2022. Prior to this, Ms. Cole was the Vice President of Human Resources, Utility and Broadband Solutions Business and IT & Digital Functions from 2020 to 2022. Ms. Cole was employed by Wesco since 2006 in various increasing roles of responsibility in Human Resources after starting out in Lean and Process Improvement.
At the time Ms. Cole starts her service with Kennametal, she will enter into an indemnification agreement with the Company in the form previously approved by the Board.
She will also enter into an officer’s employment agreement with Kennametal in the form previously approved by the Board. Generally, the officer’s employment agreement will provide:
•General. Ms. Cole will be required to devote her entire time and attention to the business and affairs of Kennametal while she is employed.
•Term. There is no predetermined term.
•Non-competition/non-disclosure. Unless Kennametal provides prior consent in writing, if Kennametal terminates her employment without cause, then for one year after the date of termination, Ms. Cole cannot, in any geographic area in which Kennametal is offering its services and products: (a) directly or indirectly engage in; or (b) assist or have an active interest in; or (c) enter the employ of, or act as agent for, or advisor or consultant to, any entity which is or is about to become directly or indirectly engaged in any business that is competitive with any business of the Company or any of its subsidiaries or affiliates in which the executive is or was engaged. In the event that (i) Ms. Cole voluntarily terminates her employment; or (ii) Ms. Cole’s employment is terminated for reason of a Change in Control or any other reason, the aforementioned non-compete obligation is two years after the date of termination. However, in case of termination for any reason, Ms. Cole cannot disclose any of Kennametal’s confidential or trade secret information.
•Assignment of Inventions. Ms. Cole must assign to Kennametal all inventions conceived or made during her employment with Kennametal.
•Termination. Ms. Cole’s employment may be terminated by either party at any time, for any reason or no reason at all; provided that the Company may only terminate Ms. Cole’s employment with the approval and authorization of the Board.
•Severance. If, with Board authorization, Kennametal involuntarily terminates Ms. Cole’s employment prior to a change in control and not for cause, she will be entitled to 12 months of severance.
•Change in Control. The agreement provides for payments to Ms. Cole if she resigns for good reason or if she is terminated by the Company without cause within six months prior to a change in control of the Company, or within 24 months following a change in control of the Company. In this event, she will receive a payment equal to two times her base salary and two times her target bonus.
The description of Ms. Cole’s employment agreement is qualified in its entirety by the full text of Kennametal Inc.’s Form of Officer’s Employment Agreement with certain Named Executive Officers, which is incorporated herein by reference to Exhibit 10.60 to Kennametal Inc.’s of Form 10-K filed August 10, 2018, with the Securities and Exchange Commission.
In connection with her appointment and start date as Vice President and Chief Human Resources Officer, Ms. Cole will be entitled to the following compensation:
•Annual base salary of $375,000.

•A one-time sign-on cash bonus of $58,000 payable within 30 days of the start date, subject to repayment in the event of voluntary termination within one year of her start date.
•A special long-term incentive grant on August 1, 2026, to be made under the Kennametal Inc. Stock and Incentive Plan of 2024 (the “2024 Plan”) with a total value of $300,000 consisting of Restricted Stock Units (“RSU’s”) of which $200,000 will cliff vest on the second grant date anniversary contingent upon continued employment and $100,000 of which will cliff vest on the third grant date anniversary contingent upon continued employment.
•Long-term incentive grants to be made under the 2024 Plan, beginning in fiscal year 2027, with a target grant date total value of $375,000 (subject to adjustment based on compensation market data, performance and market conditions) consisting of 40% Restricted Stock Units (“RSU’s”) and 60% Performance Stock Units (“PSU’s”). The RSU’s will vest in equal parts over a 3-year period, with one-third vesting on each anniversary date of the grant. The PSU’s cliff vest on the third grant date anniversary subject to the achievement of certain Kennametal performance measures in each of the three years in the term.
•Participation in the Company’s Annual Incentive Plan with a target bonus for fiscal year 2027 of 50% of annual base salary, with an opportunity to earn up to 200% of the target incentive.
•Participation in all general employee benefit plans and programs as well as participation in any plans and programs for executives.

Item 8.01 Other Events.
On June 30, 2026, the Company issued a press release announcing the appointment of Amanda Cole as Vice President and Chief Human Resources Officer and the retirement of Judith Bacchus. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1 Form of Executive Officer Agreement as of April 2018 (Exhibit 10.60 of Form 10-K filed August 10, 2018 is incorporated herein by reference)
10.2 Form of Indemnification Agreement for Named Executive Officers (Exhibit 10.2 of the Form 8- K filed March 22, 2005 is incorporated herein by reference)
99.1 Press Release dated June 30, 2026
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:	June 30, 2026	By:	/s/ Michelle R. Keating
Michelle R. Keating
Vice President, Secretary and General Counsel

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